EXHIBIT 21


List of Subsidiaries of Precision Systems, Inc. as of December 31, 1997.

Name of Subsidiary                            State or Country of Incorporation
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BFD Productions, Inc.....................................................Nevada

Vicorp Canada Incorporated...............................................Canada

Vicorp Systems Espana, S.A................................................Spain

Vicorp Italia, s.r.l......................................................Italy

Interactive Services, Inc..............................................Delaware

The Renaissance Group................................................California

Vicorp, N.V............................................The Netherlands Antilles

Vicorp Europe Holding B.V.......................................The Netherlands

Vicorp Nederland B.V............................................The Netherlands

Vicorp International Services Nederland B.V.....................The Netherlands

Vicorp International Services, Belux....................................Belgium

Vicorp France S.A........................................................France

Vicorp Denmark A/S......................................................Denmark

Vicorp Sweden A/B........................................................Sweden

Vicorp U.K. Holding.....................................................England

Vicorp U.K. Limited.....................................................England

Vicorp Finland OY.......................................................Finland

Vicorp Interactive Systems, Inc...................................Massachusetts

Vicorp Deutschland GmbH.................................................Germany

Vicorp Asia Holding Limited...........................................Hong Kong

Vicorp Asia-Pacific Services Pte Ltd..................................Singapore

Vicorp Geminus GmbH.....................................................Germany

Belle System Networking ApS.............................................Denmark